Exhibit 99.1

Access to Affordable Health Care RENN Capital Presentation May 18, 2007

Forward-Looking Statements (c) 2007 Access Plans USA. All Rights Reserved. The statements made during the course of this presentation that are not purely historical are forward- looking statements regarding the company's or management's intentions, hopes, beliefs, expectations and strategies for the future. Such statements are based on certain assumptions, estimates and projections and involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied. Important factors that could cause actual results to differ from any of these forward looking statements can be found in our public disclosure documents. 2

Access Plans USA-Introduction (c) 2007 Access Plans USA. All Rights Reserved. Small-cap company (NASDAQ: AUSA). On January 30, 2007, merged: ICM - a network of national independent agents, with Precis - a pioneer of medical discount programs We develop and market - through multiple sales channels - a broad range of healthcare insurance and discount card programs Our objective is to provide consumers - primarily individuals; also employer groups - with access to affordable healthcare solutions 3

Our Three Business Divisions Consumer Plan - medical discount card unit Insurance Marketing - national agency distribution network acquired January 2007 Our goal: Integrate the respective product platform and distribution strengths to drive revenue and earnings growth Regional Health Care - autonomous regional employee benefit program administrator with proprietary PPO network 4

The Market Opportunity The consumer need is enormous: 46 million uninsured's - many working Growing number of small businesses that do not offer employer-sponsored plans Continuing rise in healthcare costs - hospitals charging "self-pay" patients over 3.0x Medicare-allowable charges Marketplace is diverse and fragmented: Small distribution companies can thrive Numerous market niches 5

Our Plan to meet Consumer Needs Provide a comprehensive range of proprietary healthcare products for sale through multiple national distribution channels: Capitalize on cross-sell/down-sell opportunities Offer solutions for "medically challenged" and/or "fiscally challenged" consumers Provide a value-added distributor proposition: Lead programs and commission financing programs Web-based sales support programs Leverage our relationships: Distributors, carriers and service providers 6

Our Process 7

Our Individual Consumer Product Range 8 $20 $40 $70 $125 $150-$250 $125+ $250+ Illustrative price ranges - for individual members/insured's: Family coverage 20% to 80% higher Major medical insurance prices vary by age/gender/geographic area 8

Our Distribution Channels Independent Agents AHCP Agency specializes in major medical sales Adding broad range of defined benefit/discount plans ACP/SCP Agencies - distribute Medicare plans Consumer Direct Sales Targeting national and regional tele-sales units: Use sophisticated telephone/web-conferencing systems Primarily online (leads) to offline (phone) contact with customers; also source customers through alternative media Multi-level Marketing Regional Health Care Division 9

Our Financial Metrics 10 18.0mm shares outstanding - additional 2.2mm shares to be issued re ICM acquisition earnout Book value of $20.6mm at March 31, 2007: Cash/deposits approximate $5.1mm $2.4mm of debt (financing advance commissions) $20.8mm of goodwill/other intangibles Break-even results for 1Q07: Revenue of $8.2 mm ($4.8mm absent ICM vs. $6.1mm for 1Q06) $0.6mm operating gain from the 3 business segments offset by $0.6mm of Corporate expenses

Keys to Success Generate new profitable sources of revenue growth - while delivering improved margins from current business - by 1) Executing new sales initiatives: Call center tele-sales expansion; recruit more agents Fund new advance commission programs Align new program spending with total revenue growth 2) Maintaining flow of innovative products 3) Providing quality customer service Directly, or through preferred providers 4) Supplementing organic growth with strategic acquisitions 11

Access Plans Recap A successful merger A new name A new direction 12